Exhibit 10.2

MIND MEDICINE (MINDMED) INC.

STOCK OPTION PLAN

1.
Interpretation

In this Plan, the following terms shall have the following meanings:

“Administrators” means the Board or, if so designated by the Board to administer the Plan, the Compensation Committee of the Board or any other designated members of the Board;

“Associate” has the meaning assigned by the Securities Act (Ontario);

“Board” means the Board of Directors of the Corporation;

“Cause” means, in respect of a Participant:

(a)
conviction of, or the entry of a plea of guilty or no contest to, any criminal or quasi-criminal offence that causes the Corporation or its Subsidiaries public disgrace or disrepute, or adversely affects the Corporation’s or its Subsidiaries’ operations or financial performance;
(b)
gross negligence or wilful misconduct with respect to the Corporation or any of its Subsidiaries in the course of his or her service to the Corporation of any of its Subsidiaries;
(c)
refusal, failure or inability to perform any material obligation or fulfil any duty (other than any duty or obligation of the type described in clause (e) below) to the Corporation or any of its Subsidiaries (other than due to disability), which failure, refusal or inability is not cured within 10 days after delivery of notice thereof;
(d)
material breach of any agreement with or duty owed to the Corporation or any of its Subsidiaries;
(e)
any breach of any obligation or duty to the Corporation or any of its Subsidiaries (whether arising by statute, common law, contract or otherwise) relating to confidentiality, non-competition, non-solicitation or proprietary rights; or
(f)
any other conduct that constitutes “cause” at common law.

Notwithstanding the foregoing, if a Participant and the Corporation (or any of its Subsidiaries) have entered into an employment agreement, consulting agreement or other similar agreement that specifically defines “cause”, then, with respect to such Participant, “Cause” shall have the meaning defined in that employment agreement, consulting agreement or other agreement.

“Change in Control” means, the occurrence of any of the following, in one transaction or a series of related transactions:

(a)
the acquisition by any person or persons acting jointly or in concert (as determined by the Securities Act (Ontario)), whether directly or indirectly, of voting securities of the Corporation that, together with all other voting securities of the Corporation held by such

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person or persons, constitute in the aggregate more than 50% of the voting power attached to all outstanding voting securities of the Corporation;
(b)
an amalgamation, arrangement, consolidation, share exchange or other form of business combination of the Corporation with another entity that results in the holders of voting securities of that other entity holding, in the aggregate, more than 50% of the voting power attached to all outstanding voting securities of the entity resulting from the business combination;
(c)
the sale, lease or exchange of all or substantially all of the property of the Corporation or any of its Subsidiaries to another person, other than in the ordinary course of business of the Corporation and other than such sale, lease or exchange to a wholly-owned subsidiary of the Corporation;
(d)
the liquidation or dissolution of the Corporation; or
(e)
any other transaction that is deemed by the Administrators in their sole discretion to be a “Change in Control” for the purposes of the Plan;

“Code” means the United States Internal Revenue Code of 1986 as amended, and the rulings and regulations in effect thereunder;

“Corporation” means Mind Medicine (MindMed) Inc. (formerly Broadway Gold Mining Ltd.);

“Event of Termination” means the voluntary or involuntary termination of employment or service, retirement, or leaving of employment or service because of disability or death of a Participant;

“Fair Market Value” means the closing price of the Shares on the NEO Exchange (or, if the Shares are not then listed on the NEO Exchange, on such other stock exchange or automated quotation system on which the Shares are then listed or quoted, as the case may be, as may be selected by the Administrators for such purpose) on the last trading day on which Shares traded prior to the day on which an Option is granted (in the case of an Option grant) or on the last trading day on which Shares traded prior to the day on which Shares are to be valued for the purpose of the Plan, as applicable, provided that if no Shares traded on such date, the Fair Market Value shall be the average of the independent bid and ask prices in respect of the Shares at the close of trading on such date;

“Insider Participant” means a Participant who is (a) an insider of the Corporation as defined in the Securities Act (Ontario), and (b) an Associate of any person who is an insider by virtue of (a);

“ISO” means a stock option that is intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code;

“Multiple Voting Shares” means the multiple voting shares of the Corporation, each of which carries 100 votes and is convertible, in certain limited circumstances, into 100 Subordinate Voting Shares;

“NEO Exchange” means Neo Exchange Inc.;

“Option Agreement” means the written agreement between a Participant and the Corporation, in the form approved by the Administrators, evidencing the terms and conditions on which an Option has been granted under the Plan and which need not be identical to any other such agreements;

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“Options” means options granted under the Plan to purchase Shares;

“Participant” means such directors, officers and employees of the Corporation or its Subsidiaries and such Service Providers as are designated by the Administrators to participate in the Plan;

“Plan” means this Stock Option Plan;

“Reserved for Issuance” refers to Shares which may be issued in the future, upon the exercise of Options which have been granted;

“Service Provider” means any person or company engaged to provide ongoing management or consulting services for the Corporation or for any entity controlled by the Corporation;

“Share Compensation Arrangement” means, in respect of the Corporation, a stock option, stock option plan, employee stock purchase plan, performance share unit plan, restricted share unit plan or any other compensation or incentive mechanism involving the issuance or potential issuance of Shares to directors, officers or employees of the Corporation or its Subsidiaries or to Service Providers;

“Shares” means the subordinate voting shares of the Corporation;

“Subsidiary” has the meaning assigned thereto in the Securities Act (Ontario) and “Subsidiaries” shall have a corresponding meaning but including unincorporated entities;

“United States” or “U.S.” means the United States of America, its territories and possessions, any state of the United States and the District of Columbia;

“U.S. Exchange Act” means the United States Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder; and

“U.S. Securities Act” means the United States Securities Act of 1933, as amended and the rules and regulations promulgated thereunder.

3.
Purpose

The purpose of the Plan is to advance the interests of the Corporation and its Subsidiaries and its shareholders by providing to the directors, officers and employees of the Corporation and its Subsidiaries and Service Providers a performance incentive for continued and improved service with the Corporation and its Subsidiaries and by enhancing such persons’ contribution to increased profits by encouraging capital accumulation and share ownership.

4.
Shares Subject to the Plan

The securities subject to the Plan shall be Shares. The Shares for which Options are granted shall be authorized but unissued Shares. The aggregate number of Shares that are issuable under the Plan upon the exercise of Options which have been granted and are outstanding under the Plan, together with Shares that are issuable pursuant to outstanding awards or grants under any other Share Compensation Arrangement, shall not at any time exceed 15% of the Shares then issued and outstanding, subject to adjustment as provided in Section 14 to give effect to any relevant changes in the capitalization of the Corporation, and provided that for the purpose of such calculation, the number of Shares then issued and outstanding shall include the number of Shares issuable upon conversion of the then issued and outstanding Multiple Voting Shares. Shares in respect of which Options have been granted but which are forfeited,

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surrendered, cancelled or otherwise terminated or expire without being exercised shall be available for subsequent Options.

5.
Administration of the Plan

The Plan shall be administered by the Administrators. Subject to the provisions of the Plan, the Administrators shall have the power and authority to:

(a)
adopt rules and regulations for implementing the Plan;
(b)
determine the eligibility of persons to participate in the Plan, when Options to eligible persons shall be granted, the number of Shares subject to each Option and, pursuant to Section 12, the vesting period for each Option;
(c)
interpret and construe the provisions of the Plan;
(d)
establish the form or forms of Option Agreement(s);
(e)
determine whether each Option is to be an ISO, in which case such Option shall be subject to the limitations in Sections 8 and 11;
(f)
in the event there is any question as to whether a Change in Control has occurred in any circumstances, determine whether a Change in Control has occurred;
(g)
take such other steps as they determine to be necessary or desirable to give effect to the Plan; and
(h)
grant waivers of Plan conditions.

The Administrators may, in their discretion, delegate such of their power and authority under the Plan, in whole or in part, to any committee of the Administrators or any one or more directors, officers, or employees of the Corporation and/or its Subsidiaries as they may determine from time to time, on terms and conditions as they may determine, except the Administrators shall not, and shall not be permitted to, delegate any such powers or authorities to the extent such delegation is not consistent with applicable law.

All decisions made by the Administrators pursuant to the provisions of the Plan will be final and binding on the Corporation, the affected Participant(s), their legal and personal representatives and all other persons.

6.
Eligible Persons

Such directors, officers and employees of the Corporation and its Subsidiaries and such Service Providers as are designated by the Administrators shall be entitled to participate in the Plan.

7.
Agreement

All Options granted hereunder shall be evidenced by an Option Agreement. Each Option Agreement will be subject to the applicable provisions of the Plan and will contain such provisions as are required by the Plan any other provisions that the Administrators may direct.

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8.
Grant of Options

Subject to Sections 3 and 8, the Administrators may, from time to time, grant Options to Participants to purchase that number of Shares that the Administrators, in their absolute discretion, determine. Options that may be granted under the Plan include ISOs and non-qualified stock options. No Option will be granted during a blackout period or other trading restriction imposed by the Corporation or at any other time when the Board or the Corporation has any undisclosed material information.

The Administrator shall not grant Options to residents of the United States unless such Options and the Shares issuable upon exercise thereof are registered under the U.S. Securities Act or are issued in compliance with an available exemption from the registration requirements of the U.S. Securities Act.

9.
Limit on Issuance of Shares

The aggregate number of Shares Reserved for Issuance pursuant to Options granted under the Plan and options or other entitlements granted under any other Share Compensation Arrangement to Insider Participants (as a group), shall not exceed 10% of the aggregate number of Shares outstanding; provided that: (i) for the purpose of such calculation, the number of Shares outstanding shall include the number of Shares issuable upon conversion of the then issued and outstanding Multiple Voting Shares; and (ii) no more than 20,478,098 Shares under the Plan may be granted as ISOs. Within any 1-year period, the aggregate number of Shares issued to Insider Participants (as a group) pursuant to Options granted under the Plan or options or other entitlements granted under any other Share Compensation Arrangement shall not exceed 10% of the aggregate number of Shares outstanding, provided that for the purpose of such calculation, the number of Shares outstanding shall include the number of Shares issuable upon conversion of the outstanding Multiple Voting Shares.

In addition to the foregoing limits, (i) the maximum aggregate grant date fair value using the Black-Scholes-Merton valuation model of option grants to any non-employee director of the Corporation in any fiscal year of the Corporation shall not exceed $100,000; and (ii) no grant of Options under the Plan may be made to any non-employee director if such grant could result, together with awards or grants then outstanding under the Plan and any other Share Compensation Arrangement, in the issuance to non-employee directors as a group of a number of Shares exceeding 1% of the number Shares issued and outstanding immediately prior to any such Share issuance, provided that for the purpose of such calculation, the number of Shares issued and outstanding shall include the number of Shares issuable upon conversion of the issued and outstanding Multiple Voting Shares.

10.
Exercise Price

The exercise price per Share shall be not less than the Fair Market Value of the Shares on the date the Option is granted.

11.
Term of Option

The term of each Option shall be determined by the Administrators, provided that no Option shall be exercisable after ten years from the date on which it is granted. If the expiry date of a particular Option after which it can no longer be exercised falls on, or within nine trading days immediately following, a date upon which the Participant granted the Option is prohibited from trading in securities of the Corporation due to a blackout period or other trading restriction imposed by the Corporation, then, except with respect to ISOs, the expiry date of such Option shall be automatically extended to the tenth trading day following the date the relevant blackout period or other trading restriction imposed by the Corporation is lifted, terminated or removed.

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12.
ISOs

The following provisions shall apply, in addition to the other provisions of this Plan which are not inconsistent therewith, to ISOs, which are intended to qualify as “incentive stock options” under Section 422 of the Code:

(a)
Options may be granted as ISOs only to individuals who are employees of the Corporation or any present or future “subsidiary corporation” or “parent corporation” as those terms are defined in Section 424 of the Code (collectively, for purposes of this Section 11, “Related Entities”) and Options shall not be granted as ISOs to non‑employee directors or independent contractors;
(b)
“Disability” in respect of an ISO shall mean “permanent and total disability” as defined in sub-section 22(e)(3) of the Code;
(c)
if a Participant ceases to be employed by the Corporation and/or all Related Entities other than by reason of death or Disability, Options shall be eligible for treatment as ISOs only if exercised no later than three (3) months following such termination of employment;
(d)
the exercise price in respect of Options granted as ISOs to employees who own more than 10% of the combined voting power of all classes of shares of the Corporation or a Related Entity (for purposes of this Section 11, a “10% Shareholder”) shall be not less than 110% of the Fair Market Value per Share on the Option grant date and the term of any ISO granted to a 10% Shareholder shall not exceed five (5) years measured from the Option grant date;
(e)
Options held by a Participant shall be eligible for treatment as ISOs only if the Fair Market Value (determined at the Option grant date) of the Shares with respect to which such Options and all other options intended to qualify as “incentive stock options” under Section 422 of the Code held by such Participant and granted under this Plan or any other plan of the Corporation or a Related Entity and which are exercisable for the first time by such Participant during any one calendar year does not exceed US$100,000 at such time;
(f)
by accepting an Option granted as an ISO under this Plan, a Participant agrees to notify the Corporation in writing immediately after such Participant makes a “Disqualifying Disposition” of any Shares acquired pursuant to the exercise of such ISO; for this purpose, a “Disqualifying Disposition” is any disposition occurring on or before the later of (i) the date two years following the date that such ISO was granted or (ii) the date one year following the date that such ISO was exercised;
(g)
no ISO granted under this Plan may be exercised until this Plan is approved by the Corporation’s shareholders; furthermore, the maximum number of Shares that may be issued as ISOs shall not be increased without additional shareholder approval; and
(h)
no modification of an outstanding Option that would provide an additional benefit to a Participant, including a reduction of the exercise price or extension of the period in which the Option can be exercised, in either case, if approved by shareholders of the Corporation in accordance with Section 22, shall be made without consideration and disclosure of the likely United States federal income tax consequences to the Participants affected thereby.

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13.
Shares Available for Purchase

Subject to Sections 15 and 16, the Shares subject to each Option shall vest and become available for purchase by the Participant on the date or dates determined by the Administrators when the Option is granted.

14.
Exercise of Option

Subject to Section 12, an Option may be exercised in whole or in part at any time, or from time to time during the term of the Option. A Participant electing to exercise an Option shall give written notice of the election to the Administrators. Such notice will be accompanied by payment in full of the aggregate purchase price for the Shares issuable pursuant to the exercise of the Option, either:

(a)
by cash, certified cheque or bank draft or wire transfer;
(b)
if approved by the Administrators, and except with respect to ISOs, through means of a “net settlement,” whereby no exercise price will be due and where the number of Shares issued upon such exercise will be equal to: (A) the product of (l) the number of Shares as to which the Option is then being exercised, and (2) the difference between (x) the then current Fair Market Value per Share and (y) the exercise price per Share, divided by (B) the then current Fair Market Value per Share. A number of Shares equal to the difference between the number of Shares as to which the Option is then being exercised and the number of Shares actually issued to the Participant upon such net settlement will be deemed to have been received by the Corporation in satisfaction of the exercise price;
(c)
if approved by the Administrators, through an arrangement with a broker approved by the Corporation (or through an arrangement directly with the Corporation) whereby payment of the exercise price is accomplished with the proceeds of the sale of Shares deliverable upon the exercise of the Option; or
(d)
by such other method as the Administrators may approve or accept.

No Shares will be issued upon exercise of an Option until full payment therefor has been made. No person shall enjoy any part of the rights or privileges of a holder of Shares subject to Options until that person becomes the holder of record of those Shares.

No Option holder who is resident in the United States may exercise Options unless the Shares to be issued upon exercise are registered under the U.S. Securities Act or are issued in compliance with an available exemption from the registration requirements of the U.S. Securities Act.

15.
Certain Adjustments

Equitable adjustments as to Options granted or to be granted, as to the number of Shares which are available for purchase and as to the purchase price for such Shares under the Plan shall be made by the Administrators in the event of any stock dividend, stock split, combination or exchange of shares, capital reorganization, consolidation, spin-off or other distribution (other than normal cash dividends) of the Corporation’s assets to shareholders, or any other similar changes affecting the Shares.

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16.
Termination of Employment

Unless otherwise determined by the Administrators and set forth in the Option Agreement, upon the occurrence of an Event of Termination, the Options granted to the affected Participant may be exercised in accordance with the following:

(a)
if a Participant’s service with the Corporation or, if applicable, a Subsidiary, terminates by reason of the death of the Participant, all outstanding Options shall become vested and immediately exercisable and any Option held by such Participant may thereafter be exercised by the legal representative of the estate or by the legatee of the Participant under the will of the Participant, for a period ending 12 months following the date of death (or, if sooner, on the last day of the stated term of such Option);
(b)
if a Participant’s service with the Corporation or, if applicable, a Subsidiary, is terminated for Cause: (i) any Option held by the Participant will immediately and automatically expire as of the date of such termination, and (ii) any Shares for which the Corporation has not yet delivered share certificates or other evidence of ownership will be immediately and automatically forfeited and the Corporation will refund to the Participant the Option exercise price paid for such Shares, if any; or
(c)
if a Participant’s service with the Corporation or, if applicable, a Subsidiary, terminates for any reason other than death or Cause, any Option held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of such termination, for a period ending 90 days following the date of such termination (or, if sooner, on the last day of the stated term of such Option);

provided that any exercise of an Option pursuant to (c) above shall only be in respect of Shares which were available for purchase at the date of the Event of Termination in accordance with Section 12 hereof. Other than as provided in Section 15(a) above, the right to purchase Shares which have not yet become available for purchase pursuant to Section 12 shall cease immediately on the date of the Event of Termination.

For greater certainty, if the employment or service of a Participant is terminated by the Corporation or, if applicable, a Subsidiary, the date of such Event of Termination shall be the date specified by the Corporation or the Subsidiary, as the case may be, in the notice of termination to such Participant as the date on which such Participant’s employment or service shall cease. Neither any period of notice, if any, or any payment in lieu thereof, upon such termination of employment or service shall be considered as extending the period of employment for the purposes of the Plan.

17.
Transferability

Subject to the terms of this Section 16 with respect to a Participant’s death, no Options may be transferred or assigned. Options may be exercised by the Participant and, upon the Participant’s death, the legal representative of his or her estate or any other person who acquires his or her rights in respect of an Option by bequest or inheritance. A person exercising an Option may subscribe for Shares only in his or her own name or in his or her capacity as a legal representative. All Options exercised during the Participant’s lifetime shall only be exercisable by the Participant or, in the event of his or her disability, by his or her personal representative.

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18.
Change in Control

Notwithstanding anything to the contrary set forth in the Plan, upon or in anticipation of any Change in Control, the Administrators may, in their sole and absolute discretion and without the need for the consent of any Participant, take one or more of the following actions contingent upon the occurrence of that Change in Control:

(a)
cause any or all outstanding Options to become vested and immediately exercisable, in whole or in part; and/or
(b)
cause any outstanding Option to become fully vested and immediately exercisable for a reasonable period in advance of the Change in Control and, to the extent not exercised prior to that Change in Control, cancel that Option upon closing of the Change in Control.
19.
Termination of Plan

The Board may terminate the Plan at any time in its absolute discretion. If the Plan is so terminated, no further Options shall be granted but the Options then outstanding shall continue in full force and effect in accordance with the provisions of the Plan.

20.
Compliance with Statutes and Regulations

The granting of Options and the sale and delivery of Shares under the Plan shall be carried out in compliance with applicable statutes and with the regulations of governmental authorities and applicable stock exchanges. If the Administrators determine in their discretion that, in order to comply with any such statutes or regulations, certain action is necessary or desirable as a condition of or in connection with the granting of an Option or the issue or purchase of Shares under an Option, that Option may not be exercised in whole or in part unless that action shall have been completed in a manner satisfactory to the Administrators.

In the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then-current registration statement under the U.S. Securities Act, such Shares shall be restricted against transfer to the extent required by the U.S. Securities Act or regulations thereunder, and the Administrators may require a person receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares, to represent to the Corporation in writing that the Shares acquired by such person are acquired for investment only and not with a view to distribution and that such person will not dispose of the Shares so acquired in violation of U.S. federal, state or other applicable securities laws, and furnish such information as may, in the opinion of legal counsel to the Corporation, be appropriate to permit the Corporation to issue the Shares in compliance with applicable U.S. federal, state, and other securities laws. If applicable, all certificates representing such Shares shall bear applicable legends as required by federal, state and other securities laws and the policies of the NEO Exchange.

21.
Withholding Taxes

A Participant shall be solely responsible for all federal, provincial, state and local taxes resulting from his or her receipt of an Option, Share or other property pursuant to the Plan, except to the extent that the Corporation has, directly or indirectly, withheld cash for remittance to the statutory authorities. In this regard, the Corporation shall be able to deduct from any payments hereunder in the form of securities or from any other remuneration otherwise payable to a Participant, or any other person pursuant to the exercise of an Option, any taxes that are required to be withheld and remitted. Each Participant or other person receiving securities hereunder agrees to indemnify and save the Corporation harmless from any and all

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amounts payable or incurred by the Corporation if it is subsequently determined that any greater amount should have been withheld in respect of taxes or any other statutory withholding.

22.
Right to Employment

Nothing contained in the Plan or in any Option granted under the Plan shall confer upon any person any rights to continued employment with the Corporation or interfere in any way with the rights of the Corporation in connection with the employment or termination of employment of any such person.

23.
Amendments to the Plan

The Board reserves the right, in its absolute discretion, to amend, suspend or terminate the Plan, or any portion thereof, at any time without obtaining the approval of shareholders of the Corporation, subject to those provisions of applicable law and regulatory requirements (including the rules, regulations and policies of the NEO Exchange), if any, that require the approval of shareholders. Any amendment to any provision of the Plan will be subject to any required regulatory or governmental approvals. Notwithstanding the foregoing, the Corporation will be required to obtain the approval of the shareholders of the Corporation for any amendment:

(a)
providing for an increase to the maximum number Shares which may be issued under the Plan, except pursuant to the provisions of the Plan which permit the Administrators to make equitable adjustments in the event of transactions affecting the Corporation or its capital as set out in Section 14;
(b)
providing for an increase in, or the removal of, the limits on the number of Shares Reserved for Issuance to Insider Participants as set out in Section 8;
(c)
providing for an increase in, or the removal of, the limits on participation in the Plan by non-employee directors as set out in Section 8;
(d)
providing for a reduction in the exercise price per Share for Options (for this purpose, a cancellation or termination of an Option prior to its expiry date for the purpose of re-issuing an Option to the same Participant with a lower exercise price shall be treated as an amendment to reduce the exercise price of an Option), except pursuant to the provisions of the Plan which permit the Administrators to make equitable adjustments in the event of transactions affecting the Corporation or its capital as set out in Section 14;
(e)
providing for an extension to the term of Options beyond the original expiry date, except in accordance with Section 10 in respect of blackout periods and other trading restrictions;
(f)
providing that an Option may be transferred or assigned other than for normal estate settlement purposes;
(g)
providing for the addition of additional categories of Participants that may permit the introduction or re-introduction of non-employee directors on a discretionary basis;
(h)
that requires the approval of shareholders pursuant to Section 10.12(7) of the NEO Exchange Listing Manual; or
(i)
providing for the deletion or reduction of the range of amendments which require the approval of shareholders of the Corporation as set out in this Section 22.

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24.
No Financial Assistance

The Corporation shall not provide financial assistance to Participants in connection with the Plan.

25.
Currency

All references in the Plan to currency refer to Canadian dollars.

26.
Governing Law

The Plan, and any and all determinations made and actions taken in connection with the Plan, shall be governed by and construed in accordance with the laws of the province of Ontario and the laws of Canada applicable therein.

27.
California Provisions

Notwithstanding any provisions contained in the Plan to the contrary and to the extent required by applicable U.S. state corporate laws, U.S. federal and state securities laws, the Code, and the applicable laws of any jurisdiction in which Options are granted under the Plan, the following terms shall apply to all such Options granted to residents of the State of California, until such time as the Board amends this Section 26 or the Board otherwise provides:

(a)
Unless otherwise determined by the Board, Options may not be sold, pledged, assigned, hypothecated, or otherwise transferred in any manner other than as permitted by Rule 701 of the U.S. Securities Act or as otherwise provided in the Plan.
(b)
If a Participant ceases to be an eligible person entitled to participate in the Plan as a result of the Participant’s disability, as such term is defined in Code Section 22(e)(3), the Participant may exercise his or her Option within such period of time as specified in the Option Agreement, which shall not be less than six months following the date of the Participant’s termination, to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement).
(c)
If a Participant dies while an eligible person entitled to participate in the Plan, the Option may be exercised within such period of time as specified in the Option Agreement, which shall not be less than six months following the date of the Participant’s death, to the extent the Option is vested on the date of death (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement) by the Participant’s designated beneficiary, personal representative, or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution.
(d)
If a Participant ceases to be an eligible person entitled to participate in the Plan by reason other than death, disability, termination for Cause, pursuant to the terms of the Plan, pursuant to the terms of a contract of employment or pursuant to the terms of the Option Agreement, such Participant may exercise his or her Option within such period of time as specified in the Option Agreement, which shall not be less than 30 days following the date of the Participant’s termination, to the extent that the Option is vested on the date of such termination (but in no event later than the expiration of the term of the Option as set forth in the Option Agreement).

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(e)
All Options must be granted within ten years from the date of adoption of the Plan or the date the Plan is approved by the shareholders of the Corporation, whichever is earlier.
(f)
In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spinoff, combination, repurchase, or exchange of Shares or other securities of the Corporation, or other change in the corporate structure of the Corporation affecting the Shares occurs, the Board, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Option.
(g)
The Corporation shall furnish summary financial information (audited or unaudited) of the Corporation’s financial condition and results of operations, consistent with the requirements of applicable law, at least annually to each Participant in California during the period such Participant has one or more Options outstanding, and in the case of an individual who acquired Shares pursuant to the Plan, during the period such Participant owns such Shares; provided, however, the Corporation shall not be required to provide such information if (i) the issuance is limited to key persons whose duties in connection with the Corporation assure their access to equivalent information or (ii) the Plan or any agreement complies with all conditions of Rule 701 of the U.S. Securities Act; provided that for purposes of determining such compliance, any registered domestic partner shall be considered a “family member” as that term is defined in Rule 701 of the U.S. Securities Act.
(h)
The Plan or any increase in the maximum aggregate number of Shares issuable thereunder as provided in Section 3 (the “Authorized Shares”) shall be approved by a majority of the outstanding securities of the Corporation entitled to vote by the later of (i) within twelve (12) months before or after the date of adoption of the Plan by the Board or (ii) prior to or within 12 months of the first issuance of any security pursuant to the Plan in the State of California. Shares issued prior to security holder approval of the Plan or in excess of the Authorized Shares previously approved by the security holders shall become exercisable no earlier than the date of shareholder approval of the Plan or such increase in the Authorized Shares, as the case may be, and such issuance of the Shares shall be rescinded if such security holder approval is not received in the manner described in the preceding sentence. Notwithstanding the foregoing, a “foreign private issuer”, as defined by Rule 3b-4 of the U.S. Exchange Act, as amended shall not be required to comply with this paragraph provided that the aggregate number of persons in California granted options under all Share Compensation Arrangements and issued securities under all purchase and bonus plans and agreements does not exceed 35.
28.
Subject to Approval

The Plan is adopted subject to the approval of the NEO Exchange, any other required regulatory approval and the approval of the shareholders of the Corporation in accordance with the polices of the NEO Exchange. To the extent a provision of the Plan requires regulatory approval which is not received, such provision shall be severed from the remainder of the Plan until the approval is received and the remainder of the Plan shall remain in effect. The Plan shall become effective upon the later of the date of acceptance for filing of the Plan by the NEO Exchange and the date of approval of the Plan by the shareholders of the Corporation.

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29.
Compensation Recoupment Policy

Any granting of Options under the Plan, the exercise of Options and the issuance of Shares are subject to the Compensation Recoupment Policy of the Corporation.

30.
Section 16 of the U.S. Exchange Act

Awards granted to Participants who are subject to Section 16 of the U.S. Exchange Act must be approved by two or more “non-employee directors” (as defined in U.S. Exchange Act Rule 16b-3).

31.
Special Provisions Applicable to U.S. Participants
(a)
This Section 30 shall only apply to a Participant who is a U.S. citizen, U.S. permanent resident or U.S. tax resident or a Participant for whom a benefit under the Plan would otherwise be subject to U.S. taxation under the Code, and the rulings and regulations in effect thereunder (a “U.S. Participant),
(b)
Options issued to U.S. Participants are intended to be exempt from Section 409A of the Code pursuant to U.S. Treasury Regulation Section 1.409A-1(b)(5)(i)(A) (“Nonstatutory Stock Options”) or Section 1.409A-1(b)(5)(ii), and such Options will be construed and administered accordingly.
(c)
Nonstatutory Stock Options may be issued to U.S. Participants under the Plan only if the Shares with respect to the Options qualify as “service recipient stock” as defined in U.S. Treasury Regulation Section 1.409A-1(b)(5)(iii).
(d)
No Option shall be granted to a U.S. Participant unless the Exercise Price of such Option shall be not less than 100% of the fair market value of a Share on the date of grant of such Option (as determined by the Administrators in a manner that satisfies the requirements of U.S. Treasury Regulation 1.409A-1(b)(5)(iv)) or, in the case of an ISO, as determined by the Administrators in a manner that satisfies Section 422 of the Code.
(e)
Notwithstanding Section 10 of the Plan, the expiry date for any Nonstatutory Stock Option shall not be extended to the extent such extension would cause the Option to become subject to Section 409A of the Code.
(f)
Notwithstanding Section 14 of the Plan, no adjustment shall be made with respect to an Option if and to the extent such adjustment would cause the Option to become subject to Section 409A of the Code or violate Section 409A of the Code, unless the Administrators determine that such adjustment shall be made notwithstanding such result.
(g)
Each Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or for the account of such Participant in connection with the Plan (including any taxes and penalties under U.S. Code Section 409A), and neither the Corporation nor any affiliate shall have any obligation to indemnify or otherwise hold such Participant or beneficiary or the Participant’s estate harmless from any or all such taxes or penalties.

All provisions of the Plan shall continue to apply to a U.S. Participant, except to the extent that they have been specifically modified by this Section 30.

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